FRONTEER FINANCIAL HOLDINGS, LTD. ANNUAL MEETING
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
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                              Exchange Act of 1934

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|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        FRONTEER FINANCIAL HOLDINGS, LTD.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

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
                                                                PRELIMINARY COPY
                        FRONTEER FINANCIAL HOLDINGS, LTD.
                               One Norwest Center
                         1700 Lincoln Street, 32nd Floor
                             Denver, Colorado 80203


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on April 4, 1997



     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Fronteer Financial Holdings, Ltd., a Colorado corporation (the "Company"), will be held in the Florentine Room of the Hyatt Regency Denver, 1750 Welton Street, Denver, Colorado 80202 on April 4, 1997, at 10:00 a.m. Mountain Time, for the purpose of considering and voting upon proposals to:

     (1) Elect a Board of Directors to serve until the next Annual Meeting of Stockholders;

     (2)  Approve the September  1996  Incentive and  Nonstatutory  Stock Option
          Plan;

     (3) Authorize the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a reverse split of the Company's outstanding common stock in such manner as is deemed necessary by the Board of Directors of the Company in order for the Company to maintain its listing on the Nasdaq Small Cap Market or to obtain a listing on another trading system of the National Association of Securities Dealers, Inc., a national securities exchange or another securities trading market as selected by the Board of Directors of the Company in its sole discretion; and

     (4)  Transact such other business as may lawfully come before the Meeting.

Only stockholders of record at the close of business on March 6, 1997 are entitled to notice of and to vote at the Meeting, and at any adjournment thereof. A list of the stockholders entitled to vote at the Meeting will be kept at the Company's offices located at One Norwest Center, 1700 Lincoln Street, 32nd Floor, Denver, Colorado, 80203 and will be available for inspection on written demand by any stockholder or his agent or attorney during regular business hours and during the period available for inspection as set forth in the Company's bylaws.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All stockholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.



                                           BY ORDER OF THE BOARD OF DIRECTORS




                                          ROBERT L. LONG, SECRETARY
Denver, Colorado
March 7, 1997

                                                               PRELIMINARY COPY
                        FRONTEER FINANCIAL HOLDINGS, LTD.
                               One Norwest Center
                         1700 Lincoln Street, 32nd Floor
                             Denver, Colorado 80203

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 4, 1997


     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Fronteer Financial Holdings, Ltd. (the "Company") to be used at the Annual Meeting of Stockholders (the "Meeting") to be held in the Florentine Room of the Hyatt Regency Denver, 1750 Welton Street, Denver, Colorado 80202 on April 4, 1997, at 10:00 a.m. Mountain Time, and at any adjournment thereof.

     It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's stockholders on or about March 7, 1997.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
                      AND SECURITY OWNERSHIP OF MANAGEMENT

     Voting rights are vested in the holders of the Company's $0.01 par value common stock ("Common Stock") with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only stockholders of record at the close of business on March 6, 1997, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On March 6, 1997, the Company had 16,871,557 shares of Common Stock outstanding.

     The following table sets forth as of March 6, 1997, the number of shares of the Company's outstanding Common Stock beneficially owned by each of the Company's current directors and officers, sets forth the number of shares of the Company's Common Stock beneficially owned by all of the Company's current directors and officers as a group and sets forth the number of shares of the Company's Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the Company's outstanding shares of Common
Stock:

Name and Address of                  Amount and Nature
Beneficial Owner or                    of Beneficial         Percent of
Officer or Director                    Ownership (1)            Class
-------------------                  -----------------       ----------


Robert A. Fitzner, Jr.                   5,429,793(2)           32.2%
1700 Lincoln Street
32nd Floor
Denver, CO  80202

Robert L. Long                             869,792(3)            5.0%
1700 Lincoln Street
32nd Floor
Denver, CO  80202

Dennis W. Olson                            683,925(4)            4.0%
216 North 23rd Street
Bismarck, ND  58501

All officers and directors               6,983,510(5)           40.2%
as a group (3 persons)


------------------

(1) Except as indicated below, each person has the sole voting and investment power over the shares indicated.

(2) Includes 881,088 shares over which Mr. Fitzner has voting power pursuant to four Voting Agreements and Irrevocable Proxies dated June 2, 1995, one each between Mr. Fitzner and Dorothy K. Englebrecht, Steven Fishbein, Peter O'Leary and Arlene Wilson. The irrevocable proxies expire on July 16, 1997 and the voting trust agreements expire on September 15, 1997. Also includes shares underlying an option Mr. Fitzner has given to an employee of the Company to purchase 250,000 shares from Mr. Fitzner's personal holdings.

(3) Includes 78,125 shares underlying warrants and 320,000 shares underlying stock options currently exercisable, or exercisable within 60 days.

(4) Includes 100,000 shares of Common Stock underlying a stock option, 6,534 shares held in the Company's ESOP Plan, 2,172 shares held in the Company's 401(k) Plan, and 70,495 shares underlying Mr. Olson's 50% share in 140,990 shares jointly held by another employee of the Company.

(5) Includes shares underlying the stock options held by Mr. Olson and the warrants and options held by Mr. Long.


                        DIRECTORS AND EXECUTIVE OFFICERS

     Identification of Directors. The present term of office of each director will expire at the next annual meeting of stockholders and when his successor has been elected and qualified. The name, position with the Company, age of each director and the period during which each director has served are as follows:

Name and Position in the Company                  Age          Director Since
--------------------------------                  ---          --------------

Robert A. Fitzner, Jr..........................    51               1995
Chairman of the Board and Director

Dennis W. Olson................................    57               1977
President and Director

Robert L. Long.................................    64               1995
Secretary and Director



     The Company's Board held eight meetings during the Company's last fiscal year ended September 30, 1996. Four of such meetings consisted of consent directors minutes signed by all directors and four of such meetings were actual meetings at which all of the directors were present in person or by telephone. The Board has no standing audit, nominating or compensation committees or committees performing similar functions.

     There was no arrangement or understanding between any director and any other person pursuant to which any person was selected as a director.

     Identification of Executive Officers. Each executive officer will hold office until his successor duly is elected and qualified, until his death or resignation or until he shall be removed in the manner provided by the Company's bylaws. The Company's executive officers, their ages, positions with the Company and periods during which they served are as follows:

Name of Executive Officer
and Position in Company                       Age              Officer Since
-----------------------                       ---              -------------

Robert A. Fitzner, Jr......................    51                  1996*
Chairman of the Board

Dennis W. Olson............................    57                  1977
President

Robert L. Long.............................    64                  1996*
Secretary



*Mr. Fitzner has been the President of RAF Financial Corporation, a subsidiary of the Company ("RAF"), since 1984 and Mr. Long has been the Senior Vice President of RAF since 1990.

     There was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

     Compliance With Section 16(a) of the Securities Exchange Act of 1934. To the Company's knowledge, during the Company's fiscal year ended September 30, 1996, there were no directors, officers or more than 10% stockholders of the Company that failed to timely file a Form 3, Form 4 or Form 5.

     Executive Compensation. The following table provides certain information pertaining to the compensation paid by the Company and its subsidiaries for services rendered by Dennis W. Olson, the President of the Company, Robert A. Fitzner, Jr., the Chairman of the Board of the Company and the President of RAF, and Robert L. Long, the Secretary of the Company and the Senior Vice President of RAF. RAF became a subsidiary of the Company in April 1995.

                                            Summary Compensation Table

                                                                                                  Long Term
                                                                                                Compensation
                                                   Annual Compensation                             Awards
                                          -----------------------------------------------       -------------
                           Year                                                 Other
                           Ended                                                Annual            Securities          All Other
Name and                  Septem-                                               Compen-           Underlying          Compensa-
Principal Position        ber 30,          Salary($)          Bonus($)          sation ($)         Options (#)         tion ($)
------------------        -------          ---------          --------          ----------         -----------         --------

Dennis W. Olson           1996            123,500(a)            9,000              (c)                    0                 0
 President of the         1995            119,710              10,000              (c)                    0           100,000(e)
 Company                  1994            113,960              12,000              (c)                    0                 0

Robert A. Fitzner         1996            162,000(b)           40,000                0                    0            76,300(e)
 Chairman of the          1995            162,000(b)           40,000                0                    0             1,279(e)
 Board of Directors,      1994            167,500(b)           40,000                0                    0             1,337(e)
 and President of
 RAF

Robert L. Long            1996            272,612(d)                0                0              800,000          667,236(e)
 Secretary of the         1995            320,500(d)                0                0                    0                0
 Company, and             1994            453,551(d)                0                0                    0                0
 Senior Vice
 President of RAF


(a) See "Employment Contracts and Termination of Employment and Change In Control Arrangements" below for a description of Mr. Olson's employment contract with the Company.

(b) Includes $30,000 paid as a directors fee to Mr. Fitzner by Secutron Corp., 60% of the outstanding stock of which is owned by the Company.

(c) The Company provided Mr. Olson with certain other benefits; however, these benefits did not exceed 10% of his aggregate cash compensation for each of the periods indicated.

(d) Officers of the Company are frequently responsible for conducting transactions for which they receive commission and or/fee compensation. In Mr. Long's case, total annual compensation is and has been transactional commissions and/or fees.

(e) Mr. Olson received a commission as a result of the sale of several of the Company's telephone directories to Telecom USA Publishing Company. Mr. Fitzner received a commission as a result of the sale of the Company's clearing division and has received an annual Company matching contribution as a result of his contribution to a savings plan. Mr. Long received commissions as a result of the acquisition of the assets of RAFCO, Ltd. ("RAFCO"), which was the holding company of RAF, and as a result of the sale of the Company's clearing division. Mr. Long also realized a profit of $417,236 as a result of the exercise of warrants of companies that he received as compensation for underwritings by RAF. This amount represents the difference between the exercise price of the warrants and the sales price of the underlying stock. See "Transactions With Management and Others and Certain Business Relationships."

     Stock Option Plans. Effective September 30, 1988, as amended September 10, 1996, the Company adopted an Incentive Stock Option Plan ("Plan"), in order to attract and retain the best available personnel for positions of responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. The Plan authorizes the granting of options to officers, directors, and employees of the Company to purchase 600,000 shares of the Company's Common Stock subject to adjustment for various forms of recapitalization that may occur. No options may be granted after September 30, 1998, and the fair value of options granted to each optionee cannot exceed $100,000 per year.

     An employee must have six months of continuous employment with the Company before he or she may exercise an option granted under the Plan. Options under the Plan may not be granted at less than fair market value at the date of the grant. Options granted under the Plan are nonassignable and terminate three months after the optionee's employment ceases, except in the case of employment termination due to disability of the optionee, in which event the option expires twelve months from the date employment ceases. The Plan is administered by the Company's Board or by a committee selected by the Company's Board.

     As of September 30, 1996, options to purchase 557,000 shares of the Company's Common Stock at $.625 per share through September 8, 2006 were outstanding and exercisable.

     On April 8, 1996, as amended on September 10, 1996, the Company adopted the 1996 Incentive and Nonstatutory Option Plan ("1996 Plan") in order to attract and retain the best available personnel for positions of responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. The 1996 Plan authorizes the granting of options to officers, directors, employees and consultants of the Company to purchase 1,250,000 shares of the Company's Common Stock subject to adjustment for various forms of recapitalization that may occur. No option may be granted after April 8, 2006.

     Under the 1996 Plan, inventive stock options may only be granted to employees and nonstatutory stock options may be granted to consultants. Options may not be granted at less than fair market value at the date of the grant. Options granted are nonassignable and terminate three months after the optionee's employment ceases, except in the case of employment termination due to disability of the optionee, in which event the option expires twelve months from the date employment ceases. The 1996 Plan is administered by the Company's Board or by a committee selected by the Company's Board.

     Effective September 9, 1996, the Company granted under the 1996 Plan to 22 employees options to purchase 1,250,000 shares at $.625 per share through September 9, 2009. As of September 30, 1996, options to purchase 660,000 shares were exercisable.

     The Company has adopted, subject to stockholder approval on or before September 9, 1997, the September 1996 Incentive and Nonstatutory Option Plan, as amended by a First Amendment ("September 1996 Plan"), in order to attract and retain the best available personnel for positions of responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

     The September 1996 Plan authorizes the granting of options to officers, directors, employees and consultants of the Company to purchase 2,500,000 shares of the Company's Common Stock subject to adjustment for various forms of recapitalization that may occur. The terms and conditions of the September 1996 Plan are similar to that discussed for the 1996 Plan.

     Effective September 10, 1996, the Company granted under the September 1996 Plan, to 29 employees, subject to stockholder approval, options to purchase
1,243,000 shares of the Company's Common Stock at $.625 per share through December 31, 2009. As of September 30, 1996, options to purchase 563,000 shares were exercisable.

     As of September 30, 1996, the Company had granted nonqualified stock options to certain officers and employees at an exercise price of $.95 per share. These options are exercisable and expire August 25, 1997.

     Employee Stock Ownership Plan. On September 22, 1989, the Company's Board adopted an Employee Stock Ownership Plan ("ESOP") which provides in pertinent part that the Company may annually contribute tax deductible funds to the ESOP, at its discretion, which are then allocated to the Company's employees based upon the employees' wages in relation to the total wages of all employees in the ESOP.

     The ESOP provides that more than half of the assets in the ESOP must consist of the Company's Common Stock. The ESOP is administered by a board of trustees under the supervision of an advisory committee, both of which are appointed by the Company's Board. As of December 11, 1996, the ESOP owned 517,900 shares of the Company's Common Stock and no other marketable securities. The ESOP also had an outstanding bank loan of $350,000, which was secured by the stock in the ESOP and was guaranteed by the Company. Employees become vested in the shares of the Company's Common Stock after six years in the ESOP. Executive officers participate in the ESOP in the same manner as other employees. Employees are 20% vested after two years, vesting an additional 20% each year up to 100% after six years in the ESOP.

     Savings Plans. The Company has three retirement saving plans covering all employees who are over 21 years of age and have completed one year of eligibility service. The plans meet the qualifications of Section 401(k) of the Internal Revenue Code. Under the plans, eligible employees can contribute through payroll deductions up to 15% of their base compensation. The Company makes a discretionary matching contribution equal to a percentage of the employee's contribution. Officers participate in the plans in the same manner as other employees. One of the Company's savings plans has purchased 283,700 shares of the Company's Common Stock.

     The Company has no other bonus, profit sharing, pension, retirement, stock purchase, deferred compensation, or other incentive plans.


                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning the grant of options by the Company to Robert L. Long during the year ended September 30, 1996. No options were granted by the Company to Dennis W. Olson or Robert A. Fitzner, Jr., during the year ended September 30, 1996.

                      Option/SAR Grants in Last Fiscal Year
                              Individual Grants

                       Number of            % of Total
                      Securities           Options/SARs
                      Underlying            Granted to        Exercise or
                     Options/SAR's         Employees in           Base
     Name             Granted (#)           Fiscal Year       Price ($/Sh)      Expiration Date
     ----             -----------           -----------       ------------      ---------------

Robert L. Long       160,000(1)(2)              9%             $0.625              9/09/2006
                     640,000(1)(3)             21%             $0.625                 (3)


(1)  The options were granted to Mr. Long on September 10, 1996.

(2) Options to purchase 160,000 shares became exercisable on September 10, 1996.

(3) The option to purchase 640,000 shares became or becomes exercisable according to the following schedule: 160,000 of the shares became exercisable on January 1, 1997; 160,000 of the shares become exercisable on January 1, 1998; 160,000 of the shares become exercisable on January 1, 1999; and the remaining 160,000 shares become exercisable on January 1, 2000. The options expire ten years from the date of grant if not exercised.

                           AGGREGATED OPTION EXERCISES
                       IN LAST FISCAL YEAR AND FISCAL YEAR
                                END OPTION VALUES

     The following table sets forth information with respect to Dennis W. Olson and Robert L. Long concerning the exercise of options and warrants during the year ended September 30, 1996, and unexercised options and warrants held as of September 30, 1996. Robert A. Fitzner, Jr. does not own any options or warrants to purchase securities of the Company.

                                                                     Number of Securities
                                                                    Underlying Unexercised               Value of In-the-Money
                                                                          Options at                          Options at
                       Shares Acquired        Value                  September 30, 1996(#)                September 30, 1996($)(1)
                                                              ----------------------------------   -------------------------------
Name                      on Exercise(#)     Realized($)      Exercisable/    Unexercisable        Exercisable/    Unexercisable
----                   ------------------    -----------      -----------     -------------        -----------     -------------

Dennis W. Olson              - 0 -             - 0 -           100,000            - 0 -              - 0 -            - 0 -

Robert L. Long               - 0 -             - 0 -           238,125(2)     640,000(2)             - 0 -            - 0 -

------------------------

(1) Value of unexercised in-the-money options or warrants is the market price of the underlying shares of Common Stock at September 30, 1996, less the exercise price of the options or warrants.

(2)  Includes options granted to Mr. Long on September 10, 1996.

     Compensation of Directors--Standard Arrangement. Directors of the Company receive no compensation for their services as directors. Directors of Secutron Corp., a subsidiary of the Company ("Secutron"), including Robert A. Fitzner, Jr., who are not also officers or employees of Secutron receive $30,000 annually.

     Employment Contracts and Termination of Employment and Change-In-Control Arrangements. There is no employment contract between the Company or RAF and Robert A. Fitzner, Jr. Robert L. Long and RAF have an agreement whereby Mr. Long receives commissions based on a percentage of the dollar amount of his clients' transactions and the dollar amount of all RAF corporate finance transactions and he receives one half of all warrants received by RAF as compensation for corporate finance transactions.

     Legally effective as of January 1, 1995, the Company entered into an employment agreement with its president, Dennis W. Olson. The employment agreement is for a term of three years ending January 1, 1998; provides for annual compensation and benefits; provides that upon full disability, Mr. Olson will be entitled to full salary for three months, two thirds salary for three months, and one half salary for six months; provides that the employment agreement shall be binding upon any successor to the Company; and provides that, upon the expiration of the employment agreement, the Company shall be required, at Mr. Olson's option, to purchase from him up to 500,000 shares of the Company's Common Stock at $1.00 per share.

     Transactions With Management and Others and Certain Business Relationships. Certain officers and directors of the Company have in the past made personal loans to the Company when it was in need of short term financing. Dennis Olson has made personal demand loans to the Company of which $50,000 remained outstanding as of September 30, 1996. Interest is paid to Mr. Olson by the Company at 11% per annum. All loan transactions with related persons have been on terms no less favorable than those available from third parties. It is probable that the Company will continue to engage in such borrowing activities in the future; however, there are currently no specific plans to do so.

     Robert A. Fitzner, Jr. became a director of the Company as a result of acquisition of the assets of RAFCO in April 1995. As a result of the acquisition, Mr. Fitzner received 4,784,705 shares of the Company's Common Stock and 5,000 shares of the Company's previously outstanding Series A Voting Cumulative Preferred Stock ("Preferred Stock"). As a result of such acquisition transaction, the Company assumed the obligation to Mr. Fitzner on a 10% senior subordinated note due December 31, 2003 in the amount of $50,000. As a result of such acquisition transaction, the Company issued 2,500 shares of Preferred Stock to Earlene E. Fitzner, Mr. Fitzner's mother, and the Company assumed the obligation to pay a 10% senior subordinated note due December 31, 2003 in the principal amount of $150,000 to Mr. Fitzner's mother and assumed the obligation to pay a 10% senior subordinated note due December 31, 2003 in the principal amount of $50,000 to Mr. Fitzner's father, Robert A. Fitzner, Sr. These obligations were repaid during the year ended September 30, 1996, principally from proceeds received in the Company's private placement, which commenced on February 16, 1996 ("Private Placement").

     As a result of the acquisition of the assets of RAFCO, Kanouff Corporation became the beneficial owner of approximately 12.4% of the Company's outstanding Common Stock. Patricia M. Kanouff is an officer, director, and sole stockholder of Kanouff Corporation and John P. Kanouff, the husband of Patricia M. Kanouff, is an officer of Kanouff Corporation. John P. Kanouff was an officer, director, and stockholder of Hopper and Kanouff, P.C., a company providing legal services to clients, including the Company, RAF, and Secutron. During the year ended September 30, 1996, an aggregate of $208,720 was paid by the Company, RAF, and Secutron to Hopper and Kanouff, P.C. for legal services. During the fiscal year ended September 30, 1996, as part of the Private Placement transaction, the Company purchased the outstanding shares held by the Kanouff Corporation for $1,200,000 with proceeds from the Private Placement. During the fourth quarter of the year ended September 30, 1996, John P. Kanouff joined RAF as the managing director of its Corporate Finance Department.

     Robert L. Long became a director of the Company as a result of the acquisition of the assets of RAFCO. During 1992, the Company entered into an investment banking agreement with RAF. As of April 26, 1995, RAF became a wholly owned subsidiary of the Company. One of the terms of Mr. Long's employment by RAF is that he will receive a percentage of any investment banking fees received by RAF. Under the investment banking agreement, the Company would be obligated to pay a fee to RAF as a result of the reorganization transaction between the Company and RAFCO. RAF has agreed to waive its portion of any such investment banking fee. On April 26, 1995, the Company agreed to pay a merger and acquisition fee to Mr. Long in an amount to be determined by negotiation within a reasonable time after April 26, 1995. Mr. Long received $100,000 on December 15, 1995 representing this fee.

     Dennis W. Olson is currently an officer and a director of the Company. On April 27, 1995, the Company entered into an agreement to sell certain of its assets to Telecom USA Publishing Company ("Telecom"). Pursuant to the Telecom agreement, Mr. Olson and certain other employees of the Company entered into agreements not to compete with Telecom. As compensation for this noncompetition agreement, Telecom has paid $225,000 out of the total of $250,000 total noncompetition compensation to Mr. Olson. On April 27, 1995, the Company granted an Option to Telecom to purchase additional assets of the Company. This Option is exercisable for a period of two years beginning on June 1, 1997. If Telecom exercises this Option, Mr. Olson and certain other employees of the Company will be obligated to enter into additional noncompete agreements with Telecom and will be paid additional amounts in consideration for such noncompete agreements. The amount of such noncompetition payments will not be determined until after Telecom exercises its Option. The Company repaid $150,000 in obligations to Mr. Olson during fiscal year 1996. These obligations related to short term financing provided to the Company by Mr. Olson.

     The Company does not have any independent directors. The directors who determine the compensation of management are the persons who constitute the management of the Company.


                         ACTIONS TO BE TAKEN AT MEETING

     The Meeting is called by the directors of the Company (the "Directors") to consider and act upon the following matters:

     (1) The election of the Directors of the Company;

     (2)  Approve the September  1996  Incentive and  Nonstatutory  Stock Option
          Plan;

     (3) Authorize the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a reverse split of the Company's outstanding common stock in such manner as is deemed necessary by the Board of Directors of the Company in order for the Company to maintain its listing on the Nasdaq Small Cap Market or to obtain a listing on another trading system of the National Association of Securities Dealers, Inc., a national securities exchange or another securities trading market as selected by the Board of Directors of the Company in its sole discretion; and

     (4) Such other matters as may properly come before the Meeting or any adjournment thereof.

     The holders of a majority of the outstanding shares of Common Stock of the Company present at the Meeting in person or represented by proxy shall constitute a quorum. If a quorum is present, directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board. As to all other actions voted on at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares entitled to vote at the Meeting shall be the act of the stockholders. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. There are no dissenter's rights applicable to the election of directors, the adoption of the September 1996 Plan, or the amendment to the Company's Articles of Incorporation authorizing reverse stock splits as determined by the Board. Abstentions and broker nonvotes on proposals other than the election of directors, if any, will be counted as present for purposes of the proposal and will have the effect of a vote against the proposal.


                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

     The number of directors on the Company's Board has been established by the bylaws of the Company and by resolution of the Board as three directors. The terms of all of the current directors expire at this Meeting. Each director holds office until the next annual meeting of stockholders following his election and thereafter until his successor has been elected and qualified.

     The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the three nominees for directors named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Robert A. Fitzner, Jr., Dennis W. Olson and Robert L. Long will hold office until the annual meeting of stockholders to be held in 1998. The nominees for directors, each of whom has consented to serve if elected, are as follows:



        Name of             Director
        Nominee               Since       Age                   Principal Occupation for Last Five Years
        -------               -----       ---                   ----------------------------------------

Robert A. Fitzner, Jr.        1995         51      President and Chief Executive Officer of RAF since 1984, Director of RAF since 1986, and a Director of Secutron since 1986.  Mr.
                                                   Fitzner became Chairman of the Board of the Company in February of 1996 and a Director of the Company in May of 1995 after RAF became a wholly owned subsidiary of the Company.

Dennis W. Olson               1977         57      President and a Director of the Company since 1977.

Robert L. Long                1995         64      Senior Vice President and Managing Director of the Corporate
                                                   Finance Department of RAF since 1990.  Mr. Long became the
                                                   Secretary of the Company in February of 1996 and a Director of the
                                                   Company in May of 1995 after RAF became a wholly owned
                                                   subsidiary of the Company.


     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED ABOVE.

                               PROPOSAL NUMBER TWO

     APPROVAL OF SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

     Summary. The Company's Board has adopted the September 1996 Incentive and Nonstatutory Stock Option Plan, as amended by a First Amendment (the "September 1996 Plan"), subject to stockholder approval at the Meeting. A copy of the September 1996 Plan is attached to this Proxy Statement as Exhibit A. The following is a brief summary of the September 1996 Plan, which is qualified in its entirety by reference to Exhibit A.

     Options granted under the September 1996 Plan may be either Nonstatutory Stock Options ("Nonstatutory Options") or Incentive Stock Options ("Incentive Options"). The purpose of the September 1996 Plan is to advance the interests of the Company, its stockholders and its subsidiaries by encouraging and enabling selected officers, directors, employees, and consultants of the Company, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of stock options.

     Amount of Common Stock Subject to Options Under the September 1996 Plan. The September 1996 Plan provides for the grant of stock options covering an aggregate of 2,500,000 shares of Common Stock. The number of shares of Common Stock subject to options is subject to equitable adjustments for any stock dividends, stock splits, reverse stock splits, combinations, recapitalizations, reclassifications or any other similar changes which may be required in order to prevent dilution. Any option which is not exercised prior to expiration or which otherwise terminates will thereafter be available for further grant under the September 1996 Plan. See "Stock Option Plans" above regarding Nonstatutory Options and Incentive Options outstanding as of September 30, 1996.

     Administration of the September 1996 Plan. The September 1996 Plan may be administered by the Board or by a committee appointed by the Board consisting of not fewer than two non-employee members of the Board (the "Committee"). Subject to the conditions set forth in the September 1996 Plan, the Board or the Committee has full and final authority to determine the number of shares to be represented by each option, the individuals to whom and the time or times at which such options shall be granted and be exercisable, their exercise prices and the terms and provisions of the respective agreements to be entered into at the time of grant, which may vary. The September 1996 Plan is intended to be flexible, and a significant amount of discretion is vested in the Board or the Committee with respect to all aspects of the options to be granted under the September 1996 Plan.

     Participants. Nonstatutory Options may be granted under the September 1996 Plan to any person who is or who agrees to become an officer, director, employee or consultant of the Company or any of its subsidiaries. Incentive Options may be granted only to persons who are employees of the Company or any of its subsidiaries. As of February 20, 1997, the Company and its subsidiaries had approximately 325 employees. The participants will not be required to pay any sums for the granting of options, but may be required to pay the Company for extending the options. As of March 6, 1997, the Board had granted Incentive Options to purchase 1,243,000 shares of the Company's Common Stock at a price of $.625 per share under the September 1996 Plan, all of which were granted to employees of the Company and all of which expire by September 9, 2006 if not previously exercised. Of these options, options to purchase 671,500 shares were granted to Robert L. Long, the only director or executive officer of the Company who was granted an option. The remaining options to purchase the remaining
571,500 shares were granted to employees of the Company who were not executive officers of the Company. The only persons, other than Robert L. Long, who were granted five percent or more of such options were John E. Shuster, John P. Kanouff and Troy G. Taggert who were granted options to purchase 75,000, 71,500 and 65,000 shares, respectively.

     Exercise Price. The exercise price of each Nonstatutory Option granted under the September 1996 Plan shall be determined by the Board or the Committee. The exercise price of each Incentive Option granted under the September 1996 Plan shall be determined by the Board or the Committee and shall in no event be less than 100% (110% in the case of a person who owns directly or indirectly more than 10% of the Common Stock) of the fair market value of the shares on the date of grant. The payment of the exercise price of an option may be made in cash or shares of Common Stock, as more fully described under "Consideration and Method of Payment" and "Exercise of Option" in the September 1996 Plan. Fair market value shall be determined by the Board or the Committee in accordance with the September 1996 Plan and such determination shall be binding upon the Company and upon the holder. The closing sale price of the Common Stock on March 6, 1997 was $._____ per share.

     Terms of Options. Options may be granted for a term of up to 10 years (five years in the case of Incentive Options granted to a person who owns directly or indirectly more than 10% of the Company's outstanding Common Stock), which may extend beyond the term of the September 1996 Plan.

     Exercise of Options. The terms governing the exercise of options granted under the September 1996 Plan shall be determined by the Board or the Committee, which may limit the number of options exercisable in any period. Payment of the exercise price upon exercise of an option may be made in any combination of cash and shares of Common Stock, including the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price of additional options (unless the Board or the Committee provides otherwise). Where payment is made in Common Stock, such Common Stock shall be valued for such purpose at the fair market value of such shares on the date of exercise. In no event shall an option granted under the September 1996 Plan be exercisable prior to the date of stockholder approval of the September 1996 Plan.

     Nontransferability. Incentive Options granted under the September 1996 Plan are not transferable or assignable, other than by will or the laws of descent and distribution and, during the lifetime of the holder, options are exercisable only by the holder. Nonstatutory Options do not contain restrictions on transferability.

     Termination of Relationship. Except as Board or the Committee may expressly determine otherwise, if the holder of an Incentive Option ceases to be employed by or to have another qualifying relationship (such as that of director) with the Company or any of its subsidiaries other than by reason of the holder's death or permanent disability, all Incentive Options granted to such holder under the September 1996 Plan shall terminate immediately, except for Incentive Options which were exercisable on the date of such termination of relationship, which Incentive Options shall terminate 90 days after the date of such termination of relationship, unless such Incentive Options specify by their terms an earlier expiration or termination date. In the event of the death or permanent disability of the holder of an Incentive Option, options may be exercised to the extent that the holder might have exercised the options on the date of death or permanent disability for a period of up to 12 months following the date of death or permanent disability, unless by their terms the options expire before the end of such 12 month period.

     Amendment and Termination of the September 1996 Plan. The Board may at any time and from time to time amend or terminate the September 1996 Plan, but may not, without the approval of the stockholders of the Company representing a majority of the voting power present at a stockholders' meeting or represented and entitled to vote thereon, or by unanimous written consent of the stockholders, (i) increase the maximum number of shares of Common Stock subject to options which may be granted under the September 1996 Plan, other than in connection with an equitable adjustment, (ii) change the class of employees eligible for Incentive Options, or (iii) make any material amendment under the September 1996 Plan that must be approved by the Company's stockholders for the Board to be able to grant Incentive Options under the September 1996 Plan. No amendment or termination of the September 1996 Plan by the Board may alter or impair any of the rights under any option granted under the September 1996 Plan without the holder's written consent.

     Effective Date and Term of the September 1996 Plan. Options may be granted under the September 1996 Plan during its 10 year term, which commenced on September 10, 1997.

Certain Federal Income Tax Consequences.
----------------------------------------

     Incentive Options. The Company believes that with respect to Incentive Options granted under the September 1996 Plan, no income generally will be recognized by an optionee for federal income tax purposes at the time such an option is granted or at the time it is exercised. If the optionee makes no disposition of the shares so received within two years from the date the Incentive Option was granted and one year from the receipt of the shares pursuant to the exercise of the Incentive Option, the optionee will generally recognize long term capital gain or loss upon disposition of the shares.

     If the optionee disposes of shares acquired by exercise of an Incentive Option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise generally will be treated as long term or short term capital gain, depending on the holding period of the shares. A disqualifying disposition will include the use of shares acquired upon exercise of an Incentive Option in satisfaction of the exercise price of another option prior to the satisfaction of the applicable holding period.

     The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Option. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

     Nonstatutory Options. The Company believes that the grant of a Nonstatutory Option under the September 1996 Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares received on exercise of a Nonstatutory Option generally will be long term or short term capital gain or loss, depending on the holding period of the shares.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE SEPTEMBER 1996 PLAN.

                              PROPOSAL NUMBER THREE

                 AUTHORIZATION OF BOARD OF DIRECTORS TO ADOPT AN
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                       TO EFFECTUATE A REVERSE STOCK SPLIT

     Summary. The Company's Common Stock is currently included on the Nasdaq Small Cap Market. In order for the Company's Common Stock to continue to be included on the Nasdaq Small Cap Market, the Company must satisfy certain maintenance requirements established by the National Association of Securities Dealers, Inc. ("NASD"). Currently included in the maintenance requirements is a provision that the minimum bid price per share of the Common Stock must be at least $1.00 unless the Company maintains a market value of public float of $1,000,000 and $2,000,000 in capital and surplus. As of February 20, 1997, the closing price of the Company's Common Stock on the Nasdaq Small Cap Market was $.656 per share. Because the Company satisfied the public float and capital and surplus maintenance requirement, the Company's Common Stock continues to be eligible to be included on the Nasdaq Small Cap Market.

     The Company understands that the NASD has now proposed amendments to the maintenance requirements that a company must satisfy for its securities to be continued to be included on the Nasdaq Small Cap Market. One of the proposed amendments states that the bid price of a company's securities cannot be less than $1.00 per share and eliminates the public float and capital and surplus exceptions. It is anticipated that these new maintenance requirements will be adopted in the near future. If so, the Company, based on the recent bid prices of the Company's common stock, would not be able to continue to have its Common Stock eligible to be listed on the Nasdaq Small Cap Market without the Company effectuating a reverse split in a sufficient amount to attempt to assure that the Company's Common Stock would have a minimum bid price of at least $1.00 per share. The Board believes that it is in the best interests of the Company's stockholders that the Company's Common Stock be included on the Nasdaq Small Cap Market or another securities trading market. Accordingly, in anticipation that the NASD will adopt the proposed amendments to the Nasdaq Small Cap Market maintenance requirements, the Board of Directors has requested that the stockholders of the Company authorize the Board to adopt an amendment to the Company's Articles of Incorporation at such time as the Board deems it appropriate to effectuate a reverse split of the Company's outstanding Common Stock in such manner as is deemed necessary by the Board in order for the Company to maintain its listing on the Nasdaq Small Cap Market or to obtain a listing on another trading system of the NASD, a national securities exchange or another securities trading market as selected by the Board in its sole discretion. If such authority is provided to the Board, it will enable the Board to effectuate a reverse split of the Company's outstanding Common Stock without further action by the stockholders and enable the Company to expeditiously effectuate a reverse split for the aforementioned purposes. Any fractional shares resulting from any reverse stock split will be rounded up to the next whole share.

     Effect of Reverse Stock Split on Stockholders. The amount of a reverse split and the date when a reverse split will occur, if at all, will be determined by the Board in its sole discretion. The reverse stock split will result in each stockholder of record, as of a specific record date to be determined by the Board, owning a proportionately smaller number of shares with the end result being that each stockholder maintains the proportionate number of shares in the Company that each stockholder owned prior to such reverse stock split. For example, with each of the following numbers used for hypothetical purposes only, if a stockholder owned 168,716 shares of the 16,871,557 shares outstanding on the record date determined by the Board, and if the Board effectuates a 1 for 10 reverse stock split, then subsequent to the reverse stock split such stockholder would own 16,872 shares of the 1,687,156 shares outstanding. The stockholder would maintain a 10% ownership interest in the outstanding common stock both prior to and subsequent to the hypothetical reverse stock split. It is likely that the $.01 par value of the Company's Common Stock would also be increased proportionately to the amount of the reverse split. A reverse stock split effectuated by the Board would not, by itself, result in any taxable distributions or any dilution to the stockholders.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AUTHORIZATION OF THE BOARD TO ADOPT AN AMENDMENT TO THE ARTICLES OF INCORPORATION.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's principal independent public accountants for the fiscal year ended September 30, 1996 were KPMG Peat Marwick LLP. The Board has not met to select the principal independent public accountants for the fiscal year ended September 30, 1997, although it is anticipated that KPMG Peat Marwick LLP will be selected as the Company's principal independent public accountants for the fiscal year ended September 30, 1997. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     On September 1, 1995, the Company's former independent public accountants, Eide Helmeke & Co. ("Eide"), resigned as the Company's principal independent public accountants. Eide's report on the Company's consolidated financial statements for the year ended September 30, 1994 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to any uncertainty, audit, scope or accounting principles. Following the Company's acquisition of the assets of RAFCO in April 1995, the Board recommended and approved a change in the Company's independent public accountants from Eide to KPMG Peat Marwick LLP. During the Company's year ended September 30, 1994, and during the interim period from October 1, 1994 through April 30, 1995, there were no disagreements with Eide on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Eide's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. The Company engaged KPMG Peat Marwick LLP as the Company's principal independent public accountants on September 29, 1995.

                          ANNUAL REPORT TO STOCKHOLDERS

     This proxy statement is accompanied by a copy of the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1996. The Company will provide without charge to each person to whom a copy of this Proxy Statement has been delivered, on the written request of such person, by first class mail or equally prompt means, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996, as filed with the Securities and Exchange Commission. Requests for such copies should be directed to Robert L. Long, Secretary, at the Company at its principal offices, One Norwest Center, 1700 Lincoln Street, 32nd Floor, Denver, Colorado, 80203.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting of the Company's stockholders must be received by the Company within a reasonable time prior to the mailing of the proxy statement for such Meeting but no later than November 7, 1997.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         ROBERT L. LONG, SECRETARY

Denver, Colorado
March 7, 1997

                                                                PRELIMINARY COPY


                                      PROXY

                        FRONTEER FINANCIAL HOLDINGS, LTD.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 4, 1997


     The undersigned hereby constitutes and appoints Robert A. Fitzner, Jr., Dennis W. Olson, Robert L. Long, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.01 par value common stock ("Common Stock") of Fronteer Financial Holdings, Ltd. (the "Company") at the Annual Meeting of Stockholders (the "Meeting") to be held in the Florentine Room of the Hyatt Regency Denver, 1750 Welton Street, Denver, Colorado 80202 on April 4, 1997, at 10:00 a.m. Mountain Time, and at all adjournments thereof for the following purposes:

     1. Election of Directors;

      [  ] FOR THE DIRECTOR              [  ]  WITHHOLD AUTHORITY TO VOTE FOR
           NOMINEES LISTED BELOW               ALL NOMINEES LISTED BELOW
           (EXCEPT AS MARKED TO
           THE CONTRARY BELOW)

        INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                           Robert A. Fitzner, Jr.
                           Dennis W. Olson
                           Robert L. Long

     2. Approval of the September 1996 Incentive and Nonstatutory Stock Option Plan;

         [  ] FOR          [  ] AGAINST              [  ] ABSTAIN FROM VOTING

     (3) Authorize the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a reverse split of the Company's outstanding common stock in such manner as is deemed necessary by the Board of Directors of the Company in order for the Company to maintain its listing on the Nasdaq Small Cap Market or to obtain a listing on another trading system of the National Association of Securities Dealers, Inc., a national securities exchange or another securities trading market as selected by the Board of Directors of the Company in its sole discretion; and

         [  ]  FOR           [  ] AGAINST            [  ] ABSTAIN FROM VOTING

     3. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING (1) FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS; (2) TO APPROVE THE SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN; AND (3) TO AUTHORIZE THE BOARD OF DIRECTORS TO ADOPT AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE A REVERSE STOCK SPLIT.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and Annual Report to Shareholders furnished therewith.


                                            Dated and Signed:

                                            -----------------------------, 1997

                                            -----------------------------------

                                            -----------------------------------
                                            Signature(s)  should  agree with the
                                            name(s) stenciled hereon. Executors,
                                            administrators,  trustee,  guardians
                                            and  attorneys  should  so  indicate
                                            when   signing.   Attorneys   should
                                            submit powers of attorney.

                               FIRST AMENDMENT TO
                        FRONTEER FINANCIAL HOLDINGS, LTD.
                    SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


     THIS FIRST AMENDMENT ("Amendment") is made as of this _____ day of February, 1997 to the Fronteer Financial Holdings, Ltd. ("Company") September 1996 Incentive and Nonstatutory Stock Option Plan ("Plan"). In the event of any conflict between the terms of this Amendment and the terms of the Plan, the terms of this Amendment shall control. All capitalized terms not defined in this Amendment shall have their respective meanings set forth in the Plan.

     The Plan shall be amended as follows:

     1. Stock Subject to the Plan. The first sentence of Section 3 of the Plan is hereby deleted and replaced with the following sentence:

         "Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,500,000 shares of Common Stock."

     2. Amendment and Termination of the Plan. Subsection 13.a.(i) of the Plan is hereby deleted and replaced with the following:

         "(i) An increase in the number of Shares subject to the Plan above 2,500,000 Shares, other than in connection with an adjustment under
         Section 11 of the Plan;"

     3. Ratification. Except as modified herein, the terms and conditions of the Plan are hereby ratified by this Amendment.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment effective as of the date first set forth above.


                                       FRONTEER FINANCIAL HOLDINGS, LTD.,
                                       a Colorado corporation



                                       By:
                                          --------------------------------------
                                       R.A. Fitzner, Jr., Chairman of the Board

                        FRONTEER FINANCIAL HOLDINGS, LTD.

                    SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN

                        FRONTEER FINANCIAL HOLDINGS, LTD.

                    SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


     1. Purpose of the Plan. The purposes of this September 1996 Incentive and Nonstatutory Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonstatutory stock options," at the discretion of the Board and as reflected in the terms of the written stock option agreement.

     2. Definitions. As used herein, the following definitions shall apply:

          a. "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee is appointed.

          b. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          c. "Common Stock" shall mean the $0.01 par value common stock of the Company.

          d. "Company" shall mean Fronteer Financial Holdings, Ltd., a Colorado corporation.

          e. "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed, or the Board if no committee is appointed.

          f. "Consultant" shall mean any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such consulting services, but does not include a director of the Company who receives compensation solely in his capacity as a director of the Company.

          g. "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          h. "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          i. "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted an Incentive Stock Option under the Plan.

          j. "Non-Employee Director" shall mean a director who:

               (i) Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company.

               (ii) Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

               (iii) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

          k. "Nonstatutory Stock Option" shall mean an Option granted under this Plan which does not qualify as an Incentive Stock Option and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted a Nonstatutory Stock Option under this Plan. To the extent that the aggregate fair market value of Optioned Stock to which Incentive Stock Options granted under Options to an Employee are exercisable for the first time during any calendar year (under the Plan and all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options under the Plan. The aggregate fair market value of the Optioned Stock shall be determined as of the date of grant of each Option and the determination of which Incentive Stock Options shall be treated as qualified incentive stock options under Section 422 of the Code and which Incentive Stock Options exercisable for the first time in a particular year in excess of the $100,000 limitation shall be treated as Nonstatutory Stock Options shall be determined based on the order in which such Options were granted in accordance with Section 422(d) of the Code.

          l. "Option" shall mean an Incentive Stock Option, a Nonstatutory Stock
     Option  or  both  as  identified  in  a  written  Stock  Option   Agreement
     representing such stock option granted pursuant to the Plan.

          m. "Optioned Stock" shall mean the Common Stock subject to an Option.

          n. "Optionee" shall mean an Employee or other person who is granted an option.

          o. "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          p. "Plan" shall mean this September 1996 Incentive and Nonstatutory Stock Option Plan.

          q. "Share" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section 11 of the Plan.

          r. "Stock Option Agreement" shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

          s. "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,750,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

          a. Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

               (i) Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph
          (a)(i) of
          this Section 4 shall be the Board of Directors of the Company). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

               (ii) Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

          b. Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

               (i) To grant Incentive Stock Options, in accordance with Section 422 of the Code and Nonstatutory Stock Options or both as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided however, that in no event shall an Incentive Stock Option and a Nonstatutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a "tandem" exercise arrangement such that the exercise of one such Option affects the Optionee's right to exercise the other Option granted under such Stock Option Agreement;

               (ii) To determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock;

               (iii) To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with
          Section 8(a) of the Plan;

               (iv) To determine the Employees or other persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

               (v) To interpret the Plan;

               (vi) To prescribe, amend and rescind rules and regulations relating to the Plan;

               (vii) To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

               (viii) To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
          Section 7 of the Plan;

               (ix) To authorize  any person to execute on behalf of the Company
          any  instrument   required  to  effectuate  the  grant  of  an  Option
          previously granted by the Board; and

               (x)  To  make  all  other  determinations   deemed  necessary  or
          advisable for the administration of the Plan.

          c. Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.

     5. Eligibility.

          a. Persons Eligible. Options may be granted to any person selected by the Board. Incentive Stock Options may be granted only to Employees. An Employee, who is also a director of the Company, its Parent or a Subsidiary, shall be treated as an Employee for purposes of this Section 5. An Employee or other person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          b. No Effect on Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or other relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or other relationship at any time.

     6. Term of Plan. The Plan shall become effective at 2:30 p.m. on September 10, 1996. It shall continue in effect until September 9, 2006, unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, if the Option is an Incentive Stock Option, the term of the Option shall be five years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

     8. Exercise Price and Consideration.

          a. Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but the per Share exercise price under an Incentive Stock Option shall be subject to the following:

               (i) If granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10 % of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the fair market value per Share on the date of grant.

               (ii) If granted to any other Employee, the per Share exercise price shall not be less than 100% of the fair market value per Share on the date of grant.

          b. Determination of Fair Market Value. The fair market value per Share on the date of grant shall be determined as follows:

               (i) If the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or such other securities exchange designated by the Board, or admitted to unlisted trading privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the fair market value shall be the closing price of the Common Stock as reported by such exchange or system on the day the fair market value is to be determined, or if no such price is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing price is so reported;

               (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the fair market value shall be the average of the last reported highest bid and the lowest asked prices quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the day the fair market value is determined; or

               (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, the fair market value shall be determined in such reasonable manner as may be prescribed by the Board.

          c. Consideration and Method of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Colorado Business Corporation Act.

     9. Exercise of Option.

          a. Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may provide the Optionee with the right to exchange, in a cashless transaction, all or part of the Option for Common Stock of the Company on terms and conditions determined by the Board and included in the Stock Option Agreement.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Board, may consist of a consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          b. Termination of Status as an Employee. In the case of an Incentive Stock Option, if any Employee ceases to serve as an Employee, he may, but only within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          c. Disability of Optionee. In the case of an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within such period of time not exceeding 12 months as is determined by the Board at the time of grant of the Option, from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          d. Death of Optionee. In the case of an Incentive Stock Option, in the event of the death of the Optionee:

               (i) During the term of the Option if the Optionee was at the time of his death an Employee the Company and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or

               (ii) Within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. Nontransferability of Options. In the case of an Incentive Stock Option, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the

Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Employee or other person granted such Option a written Stock Option Agreement as provided in Sections 2(r) and 16 hereof, setting forth the terms and conditions of such Option and separately identifying the portion of the Option which is an Incentive Stock Option and/or the portion of such Option which is a Nonstatutory Stock Option.

     13. Amendment and Termination of the Plan.

          a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

               (i) An increase in the number of Shares subject to the Plan above 1,750,000 Shares, other than in connection with an adjustment under
          Section 11 of the Plan;

               (ii) Any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

               (iii) Any material amendment under the Plan that would have to be approved by the shareholders of the Company for the Board to continue to be able to grant Incentive Stock Options under the Plan.

          b. Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

     As a condition to the existence of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. Option Agreement. Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement in such form as the Board shall approve.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company on or before September 9, 1997. If such shareholder approval is obtained at a duly held shareholders meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Company, who are present or represented and entitled to vote thereon, or by unanimous written consent of the shareholders in accordance with the provisions of the Colorado Business Corporation Act.

     18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     19. Gender. As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

     20. Choice of Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF COLORADO.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of 2:30 p.m. the 10th day of September, 1996.

                                              FRONTEER FINANCIAL HOLDINGS, LTD.,
                                              a Colorado corporation


                                               By:
                                                  ------------------------------
                                                  R. A. Fitzner, Jr.,
                                                  Chairman of the Board

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